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EXHIBIT 10.14

                                   PROMISSORY NOTE


$18,300,000.00                                             Jacksonville, Florida
                                                              September 23, 1997


    FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, ("Maker"), hereby promises to pay to the order of MERIDIAN INDUSTRIAL TRUST, INC. ("Lender"), at the office of the Lender at 455 Market Street, 17th Floor, San Francisco, CA 94105 or such other place as the holder may designate in writing, the sum of Eighteen Million Three Hundred Thousand and 00/100 Dollars ($18,300,000.00) or such lesser amount as may be outstanding from time to time, with interest thereon at the rates provided hereinafter and with payments of principal and interest as specified below.

    Interest on this Note shall be computed on the basis of a 360-day year for the actual number of days elapsed in an interest period (actual/360 computation). From the date hereof until the maturity of this Note, interest shall accrue at the rate of nine and one-fourth percent (9.25%) per annum. During the term of this Note, payments of interest only at the rate set forth above, shall be made each month beginning on October 31, 1997 and continuing on the last day of each succeeding month until paid in full. The entire principal balance of this Note, and all accrued but unpaid interest shall be due and payable in full on December 31, 1997. In addition, Maker shall pay a late charge in the amount of five percent (5%) of any payment due hereunder which is not received by Lender within nine (9) days of its due date.

    THIS NOTE MAY NOT BE PREPAID IN WHOLE OR IN PART PRIOR TO MATURITY.

    After maturity, whether normal maturity or upon acceleration, the unpaid principal balance of this Note and, to the extent permitted by law, any accrued but unpaid interest thereon, shall accrue interest until paid in full at a rate which is four percent (4%) per annum higher than the interest rate set forth in the second paragraph of this Note. Nothing contained herein shall entitle the holder of this Note to demand or collect interest or charges in the nature of interest in excess of that permitted by law and if any such excess is collected, it shall be promptly paid to the Maker together with interest thereon at the highest lawful rate in effect at the time of such overcharge.

    This Note is secured by and entitled to the benefit of a Mortgage (the "Mortgage") of even date encumbering certain property as described therein.

    If default be made in the payment of any amounts required to be paid under this Note (which default is not cured within ten (10) days) or if there exists any event of default under the Mortgage, then the holder hereof may, at its option, declare the entire principal balance


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and accrued interest to be immediately due and payable without notice, time being of the essence.

    The Maker and all endorsers and guarantors of this Note, now or hereafter becoming liable hereon, waive demand, presentment, protest and notice of protest and dishonor and all other notices or requirements which might otherwise be necessary to bind them.

    If the Maker defaults under this Note, it shall be obligated to pay all costs, including reasonable attorneys' fees, incurred by the holder in pursuing its remedies hereunder and under any instrument securing this Note, including costs and fees on appeal and in insolvency proceedings.

    This Note shall be governed by the laws of Florida.

    MAKER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN EVIDENCED BY THIS NOTE.


                             EASTGROUP PROPERTIES, L.P.

                             By: EastGroup Properties General Partners, Inc.

                               By: __________________________________
                                   ----------------------------------
                                    Its _____________
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                               By: __________________________________
                                   ----------------------------------
                                    Its _____________
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